Exhibit 21

Griffin Industrial Realty, Inc.

Subsidiaries

Imperial Nurseries, Inc.—incorporated in Delaware

Griffin Center Development I, LLC—organized in Connecticut

Griffin Center Development II, LLC—organized in Connecticut

Griffin Center Development III, LLC—organized in Connecticut

Griffin Center Development IV, LLC—organized in Connecticut

Griffin Center Development V, LLC—organized in Connecticut

Tradeport Development I, LLC—organized in Connecticut

Tradeport Development II, LLC—organized in Connecticut

Tradeport Development III, LLC—organized in Connecticut

Tradeport Development IV, LLC—organized in Connecticut

Tradeport Development V, LLC—organized in Connecticut

Tradeport Development VI, LLC—organized in Connecticut

825 Prospect Hill Road, LLC—organized in Connecticut

WA II, LLC—organized in Connecticut

Riverbend Hanover Properties I, LLC—organized in Pennsylvania

Riverbend Hanover Properties II, LLC—organized in Pennsylvania

Riverbend Lehigh Valley Holdings I, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings II, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings III, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings IV, LLC—organized in Delaware

Riverbend Crossings III Holdings, LLC—organized in Pennsylvania

Riverbend Bethlehem Holdings I, LLC—organized in Pennsylvania

Riverbend Bethlehem Holdings II, LLC—organized in Pennsylvania

Riverbend Concord Properties I, LLC—organized in North Carolina

Riverbend Concord Properties II, LLC—organized in North Carolina

Stratton Farms I, LLC—organized in Connecticut

Griffin Industrial, LLC—organized in Connecticut

River Bend Holdings, LLC—organized in Connecticut

River Bend Development CT, LLC—organized in Connecticut

Griffin Land Development MA, LLC—organized in Massachusetts

GLNCM, LLC—organized in Connecticut

RB Hoskins, LLC—organized in Connecticut

Riverbend East Allen Properties I, LLC—organized in Pennsylvania

Riverbend East Allen Properties II, LLC—organized in Pennsylvania

Riverbend Upper Macungie Properties I, LLC—organized in Pennsylvania